EXHIBIT 10.81

                           THIRD AMENDED AND RESTATED
                          COLLATERAL SECURITY AGREEMENT

      THIS THIRD AMENDED AND RESTATED COLLATERAL SECURITY AGREEMENT (as the same may be amended, modified, renewed or extended from time to time, this "Agreement") dated as of November 15, 2000, is made by F.I.R.C., Inc., a Delaware corporation (the "GRANTOR"), with Wells Fargo Bank Minnesota, National Association, a national banking association, as collateral and paying agent (f/k/a Norwest Bank Minnesota, National Association, the "BANK COLLATERAL AGENT"), for the ratable benefit of Bank of America, N.A. (successor in interest to NationsBank, N.A., "BANK OF AMERICA"), as the agent for the Banks (as defined below) under the Credit Agreement referred to below (hereinafter referred to as the "LOAN AGENT") and the financial institutions listed on the signature pages of and any other financial institution that may thereafter become a party to the Credit Agreement referred to below (hereinafter collectively referred to as the "BANKS").

                                   WITNESSETH:

      WHEREAS, the Grantor, the Loan Agent, and the Banks entered into that certain Second Amended and Restated Credit Agreement dated as of November 15, 2000 (as may be amended, modified, renewed or extended from time to time, the "CREDIT AGREEMENT"), pursuant to which the Banks will make revolving loans (the "LOANS") to the Grantor from time to time; and

      WHEREAS, the Grantor will acquire certain Receivables (as defined in the Credit Agreement) with the Loans advanced under the Credit Agreement; and

      WHEREAS, the Grantor previously entered into that certain Second Amended and Restated Collateral Security Agreement, dated as of June 25, 1999 (the "PRIOR SECURITY AGREEMENT"), granting to Wells Fargo Bank Minnesota, National Association (f/k/a Norwest Bank Minnesota, National Association), for the ratable benefit of the Loan Agent and the Banks, a security interest in, among other things, the Receivables; and

      WHEREAS, it is a condition precedent to the effectiveness of the Second Amended and Restated Credit Agreement that the Grantor enter into this Agreement to amend and restate the Prior Security Agreement.

      NOW, THEREFORE, for and in consideration of the premises and the mutual covenants herein set forth and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and in order to induce the Banks to enter into the Second Amended and Restated Credit Agreement and to make the Loans, the Grantor, the Bank Collateral Agent, the Loan Agent and the Banks hereby agree as follows:

      SECTION 1. DEFINITIONS. Unless the context clearly requires otherwise, all initially capitalized terms defined in the Credit Agreement and not otherwise defined herein shall have the meanings provided therein. In addition, unless the context clearly requires otherwise, the following terms shall have the following meanings:

      "ACTUAL CREDIT LOSSES" has the meaning set forth in the Credit Agreement.
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      "BASE LEVEL COLLATERAL ACCOUNT BALANCE" means, with respect to any
Distribution Date, an amount equal to the greater of (a) the Initial Deposit or
(b) one percent (1%) of the most recently determined Receivable Portfolio
Balance.

      "COLLATERAL" shall have the meaning specified in Section 6.

      "COLLATERAL ACCOUNT" shall have the meaning specified in Section 2.

      "COLLATERAL ACCOUNT PROPERTY" shall have the meaning specified in
 Section 2.

      "CORPORATE TRUST OFFICE" means the office of the Bank Collateral Agent at which its corporate trust business shall be administered, which office at the date of this Agreement shall be as set forth in Section 34 hereof.

      "CREDIT LOSS PERCENTAGE" has the meaning set forth in the Credit
Agreement.

      "CUSTODIAN FILES" shall have the meaning specified in Section 17.

      "DELIVERY" when used with respect to Collateral Account Property means:

            (a) with respect to bankers' acceptances, commercial paper, negotiable certificates of deposit and other obligations that constitute "instruments" within the meaning of Section 9.105(a)(9) of the UCC and are susceptible of physical delivery, transfer thereof to the Bank Collateral Agent by physical delivery to the Bank Collateral Agent endorsed to, or registered in the name of, the Bank Collateral Agent or its nominee or endorsed in blank;

            (b) with respect to a "certificated security" (as defined in Section 8.102(a)(4) of the UCC), transfer thereof (i) by physical delivery of such certificated security to the Bank Collateral Agent endorsed to, or registered in the name of, the Bank Collateral Agent or its nominee, (ii) by physical delivery of such certificated security to another Person, other than a "securities intermediary" (as defined in Section 8.102(a)(14) of the UCC), acting on behalf of the Bank Collateral Agent, or if such Person has previously acquired possession of the certificated security, by such Person's acknowledgment that it holds such security on behalf of the Bank Collateral Agent, or (iii) by physical delivery of such certificated security to a securities intermediary acting on behalf of the Bank Collateral Agent, but only if the certificate is in registered form and has been specially indorsed to the Bank Collateral Agent by an effective indorsement (all of the foregoing Collateral Account property described in clauses (a) and (b) of the definition of "Delivery" being referred to as "Physical Property") and, in any event, any such Physical Property in registered form shall be in the name of the Bank Collateral Agent;

            (c) with respect to any financial asset issued by the U.S. Treasury, the Federal Home Loan Mortgage Corporation or by the Federal National Mortgage Association that is a book entry financial asset held through the Federal Reserve System pursuant to federal book entry regulations, the following procedures, all in accordance with applicable law, including applicable federal regulations and Articles 8 and 9 of the UCC: book entry

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      registration of such Property to an appropriate book entry account maintained with a Federal Reserve Bank by a securities intermediary and issuance by such Federal Reserve Bank of a deposit advice or other written confirmation of such book entry registration to the securities intermediary of such book entry financial asset; the sending of a confirmation by the securities intermediary of the purchase by the Bank Collateral Agent of such book entry financial asset and the making by such securities intermediary of entries in its books and records identifying such book entry financial asset held through the Federal Reserve System pursuant to federal book entry regulations as belonging to the Bank Collateral Agent acting in its capacity hereunder and indicating that such securities intermediary holds such Collateral Account Property solely as agent for the Bank Collateral Agent;

            (d) with respect to any "uncertificated security" (as defined in Section 8.102(a)(18) of the UCC) that is not governed by clause (c) above, registration thereof on the books and records of the issuer thereof (i) of the Bank Collateral Agent as registered owner or (ii) of another Person, other than an intermediary, as registered owner on behalf of the Bank Collateral Agent (or if such Person has previously become the registered owner of such security, such Person's acknowledgment that it holds such security on behalf of the Bank Collateral Agent); and

            (e) such additional or alternative procedures, in form and substance satisfactory to the Bank Collateral Agent, as may be or hereafter become appropriate to transfer "control" (as provided in Section 8.106 of the UCC) of any such Collateral Account Property to the Bank Collateral Agent, or otherwise to protect, assure or enforce the interests, rights and remedies of the Bank Collateral Agent, consistent with changes in applicable law or regulations or the interpretation thereof.

      "EFFECTIVE DATE" means the Initial Servicing Transfer Date as defined in the Servicing Agreement

      "INCREMENTAL RESERVE AMOUNT" means an amount equal to (a) on any Distribution Date when the Incremental Reserve Percentage determined as of the preceding Determination Date is equal to or less than zero percent, zero and (b) on any Distribution Date when the Incremental Reserve Percentage determined as of the preceding Determination Date is greater than zero percent, the Incremental Reserve Percentage times the Receivable Portfolio Balance.

      "INCREMENTAL RESERVE PERCENTAGE" means, on any Determination Date, a percentage equal to the Credit Loss Percentage MINUS 3.00%.

      "INITIAL DEPOSIT" means the amount transferred into or currently in the Collateral Account on the Effective Date.

      "LIQUIDATED RECEIVABLE" has the meaning set forth in the Credit Agreement.

      "LOAN CALCULATION" has the meaning specified in Section 5.

      "LOAN PERCENTAGE" has the meaning set forth in the Credit Agreement.

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      "OBLIGATIONS" has the meaning specified in Section 7.

      "PERMITTED INVESTMENTS" shall have the meaning provided in Section 4.

      "PHYSICAL PROPERTY" has the meaning assigned to such term in the definition of "Delivery" above.

      "PRINCIPAL BALANCE" has the meaning set forth in the Credit Agreement.

      "PURCHASED RECEIVABLE" means a Receivable repurchased as of the respective Determination Date by First Investors pursuant to the Purchase Agreement.

      "RECEIVABLE PORTFOLIO BALANCE" has the meaning set forth in the Credit Agreement.

      "SERVICING FEE" has the meaning specified in Section 2.08 of the Servicing Agreement.

      "SIMPLE INTEREST METHOD" means the method of allocating a fixed level payment to principal and interest, pursuant to which the portion of such payment that is allocated to interest is equal to the product of the fixed rate of interest multiplied by the unpaid principal balance multiplied by the period of time elapsed since the preceding payment of interest was made.

      "SPECIFIED COLLATERAL ACCOUNT BALANCE" means, with respect to any Distribution Date, an amount equal to the sum of (a) the Base Level Collateral Account Balance plus (b) the Incremental Reserve Amount (if any).

      "UCC" means the Uniform Commercial Code as in effect in any applicable jurisdiction.

      "WELLS FARGO" shall have the meaning specified in Section 19.

      SECTION 2. ESTABLISHMENT AND MAINTENANCE OF COLLATERAL ACCOUNT.

            (a) On or prior to the Effective Date, the Bank Collateral Agent shall establish a separate trust account (the "COLLATERAL ACCOUNT") with Wells Fargo's "trust department" (as that term is defined in 12 C.F.R. ss.
      9. 1(j)) and, except as may be permitted by applicable law including 12 C.F.R. ss. 9.18, at all times segregated, separate and distinct from (i) any and all other property or assets Wells Fargo holds, administers, maintains, or manages for others in a fiduciary or other capacity or otherwise owned by others and the accounts established therefor, and (ii) all properties or assets owned by, on deposit with, held by, or in possession of, or controlled by, Wells Fargo, whether as part of its commercial banking or savings activities or otherwise and the accounts established therefor. The Bank Collateral Agent shall maintain all records concerning the Collateral Account as "fiduciary records" as defined in 12 C.F.R. ss. 9.1(d), separate and distinct from all other records of Wells Fargo. The Collateral Account shall be styled upon the fiduciary records of Wells Fargo as "Wells Fargo Bank Minnesota, National Association, as Bank Collateral Agent for Bank of America, N.A., as agent for the Banks, under Second Amended and Restated Credit Agreement dated as of November 15, 2000, as the same may be amended."

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            (b) On the Effective Date, the Grantor shall deposit or continue the
      Initial Deposit into the Collateral Account. The Grantor hereby sells, conveys and transfers to the Bank Collateral Agent and its successors and assigns, in its capacity as agent, the Initial Deposit and all proceeds thereof, and all other amounts deposited into the Collateral Account pursuant hereto (all of the foregoing, subject to the limitations set forth below, the "COLLATERAL ACCOUNT PROPERTY"), to have and to hold all the aforesaid property, rights and privileges unto the Bank Collateral Agent, its successors and assigns, in trust for the uses and purposes and subject to the terms and provisions, set forth herein. The Bank Collateral Agent by execution of this Agreement acknowledges such transfer and accepts the trust thereunder and shall hold and distribute the Collateral Account Property in accordance with the terms and provisions of this Agreement.

            (c) The Collateral Account shall constitute a trust account held by the Bank Collateral Agent solely for the benefit of the Loan Agent and the Banks, subject to the terms and conditions of this Agreement. Except as set forth in Section 12 hereof, the Grantor shall have no legal, equitable or beneficial interest in the Collateral Account, which shall be within the sole dominion and control of the Bank Collateral Agent for the benefit of the Loan Agent and the Banks. The Collateral Account shall be segregated on the books and records of the Bank Collateral Agent pursuant to subsection (a) hereof, and, to the extent permitted under applicable laws, the funds deposited therein shall not be subject to, and shall be protected from, all claims, liens, and encumbrances of any creditors or depositors of the Bank Collateral Agent (whether made directly or indirectly through a liquidator or receiver of the Bank Collateral Agent). With respect to the Collateral Account and the funds deposited therein, the Loan Agent and the Banks shall be entitled to the priorities afforded to the beneficiaries of such a trust account (in addition to the claim against the estate of the Bank Collateral Agent) as provided by Section 92a(e) of Title 12 of the United States Code.

      SECTION 3. DEPOSITS INTO THE COLLATERAL ACCOUNT. Such deposits shall be made by wire transfer of immediately available funds in accordance with instructions provided by the Bank Collateral Agent. The Bank Collateral Agent shall accept the amounts deposited into the Collateral Account pursuant to
Section 5 hereof and hold, invest, release and distribute same in the manner specified in Sections 4 and 5 hereof.

            (a) Any Collateral Account Property that is held in deposit or trust accounts shall be held solely in the name of the Bank Collateral Agent in the Corporate Trust Office. Each such account and Collateral Account Property shall be subject to the exclusive custody and control of the Bank Collateral Agent, and the Bank Collateral Agent shall have sole signature authority with respect thereto.

            (b) Any Collateral Account Property that constitutes Physical Property shall be delivered to the Bank Collateral Agent in accordance with clauses (a) and (b) of the definition of "Delivery" and shall be held, pending maturity or disposition, solely by the Bank Collateral Agent or another Person referred to and holding in the manner described in subclause (ii) or (iii) of such clause (b).

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            (c) Any Collateral Account Property that is a book entry financial asset held through the Federal Reserve System pursuant to federal book entry regulations shall be delivered in accordance with clause (c) of the definition of "Delivery" and shall be maintained by the Bank Collateral Agent, pending maturity or disposition, through continued book entry registration of such Collateral Account Property as described in such paragraph.

            (d) Any Collateral Account Property that is an "uncertificated security" under Chapter 8 of the UCC and that is not governed by subsection (c) above shall be delivered to the Bank Collateral Agent in accordance with clause (d) of the definition of "Delivery" and shall be maintained by the Bank Collateral Agent, pending maturity or disposition, through continued registration of the Bank Collateral Agent's (or its nominee's) ownership of such security.

      SECTION 4. INVESTMENT OF AMOUNTS ON DEPOSIT IN THE COLLATERAL ACCOUNT. The amounts from time to time on deposit in the Collateral Account shall be invested in "PERMITTED INVESTMENTS" consisting of investments made on the basis of daily cash sweeps in short-term investment funds utilized by the Bank Collateral Agent for such cash sweeps which invest solely in marketable direct obligations issued, or unconditionally guaranteed with respect to principal and interest by the United States of America or issued by any agency or instrumentality thereof and backed by the full faith and credit of the United States of America or in other investments as may be permitted by the Majority Banks, in each case maturing (or payable on demand) no later than the Distribution Date next succeeding the date of investment. All investment earnings on amounts held in the Collateral Account shall be credited to the Collateral Account and the Grantor shall have no direction or control over such investment earnings. No Permitted Investment may be disposed of prior to its maturity or required redemption. All Permitted Investments made with amounts held in the Collateral Account shall be made in the name of the Bank Collateral Agent and held in the Collateral Account.

      Notwithstanding the foregoing, the Collateral Account may contain at any time uninvested cash in an amount not to exceed the maximum amount insured by the FDIC without giving rise to any obligation to withdraw such cash from the Collateral Account. Realized losses, if any, on investment of the Collateral Account Property shall be charged first against undistributed investment earnings attributable to the Collateral Account Property and then against the Collateral Account Property.

      SECTION 5. DEPOSITS, DISTRIBUTIONS AND WITHDRAWALS FROM THE COLLATERAL ACCOUNT.

            (a) Pursuant to Section 3.02 of the Servicing Agreement, the Servicer shall remit within one Business Day after receipt thereof to the Collateral Account all payments made by or on behalf of Obligors (other than in respect of Purchased Receivables) and all Liquidation Proceeds.

            (b) Pursuant to Section 6.02 of the Purchase Agreement, the Servicer, the Grantor or First Investors, as the case may be, shall remit or cause to be remitted to the Collateral Account the aggregate Purchase Amount with respect to any Purchased Receivables on the Business Day immediately following the purchase of the Purchased Receivable.

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            (c) The Servicer may, at any time, withhold from the amounts to be deposited under subsection (a) hereof, or direct the Bank Collateral Agent to transfer to it, (i) amounts deposited to the Collateral Account in error and (ii) chargebacks attributable to errors in posting, returned checks or rights of offset for amounts that should not have been paid or that must be refunded as a result of a successful claim or defense under bankruptcy or similar laws.

            (d) (i)(A)On or before the eighth day of each calendar month, the SLoan Agent shall deliver to the Bank Collateral Agent a calculation, which shall be conclusive absent manifest error, of the interest due and owing on the outstanding Advances to each Bank, and (B) at least three Business Days prior to each Distribution Date, the Loan Agent shall deliver to the Bank Collateral Agent a calculation, which shall be conclusive absent manifest error, of any mandatory prepayments required pursuant to Section 3.06 of the Credit Agreement or other amounts due and owing to the Loan Agent or the Banks under the Credit Agreement or the other Loan Documents, as of the applicable Distribution Date (such calculations being herein collectively referred to as the "LOAN CALCULATION") and (ii) on or before the fifteenth day of each calendar month the Grantor shall deliver to the Bank Collateral Agent a copy of the Compliance Certificate required to be delivered pursuant to Section 6.02(g) of the Credit Agreement.

            (e) On each Distribution Date, the Bank Collateral Agent (based on the Loan Calculation and to the extent relevant, on the information contained in the reports delivered with respect to the related Distribution Date pursuant to Section 2.02(c) of the Servicing Agreement) shall, subject to subsection (g) hereof, make the following distributions from the Collateral Account in the following order or priority:

            i. to the Bank Collateral Agent, any amounts due and owing to it as set forth in Section 19(c) hereof and the Back-Up Servicing Fee and conversion costs payable to the Bank Collateral Agent, as the Back-Up Servicer, for periods that it serves in such capacity, pursuant to Section 2.08(b) of the Servicing Agreement;

            ii. to the Servicer, (A) the Servicing Fee and all unpaid Servicing Fees from prior Collection Periods and (B) any amounts reimbursable to the Servicer under the Servicing Agreement;

            iii. to the Loan Agent, any amounts due and owing to it as set forth on the Loan Calculation;

            iv. PARI PASSU to (A) the Loan Agent for the account of each Bank, the amounts due and owing to such Banks as set forth on the Loan Calculation and (B) Bank of America, any amounts due and owing by the Borrower pursuant to any interest rate swap, interest rate cap or other exchange or rate protection agreement now existing or hereafter entered into between the Borrower and Bank of America or any Affiliate of Bank of America; and

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            v.    subject to Section 5(g) hereof, to the Grantor, the remainder, if any; provided, however, that amounts otherwise distributable to the Grantor under this clause (v) shall instead be retained in the Collateral Account if a Default or Event of Default has occurred and is continuing.

            (f) If the amount available to be distributed is less than the sum of the Servicing Fee due on such Distribution Date, any accrued and unpaid Servicing Fees from prior Collection Periods, any amounts reimbursable to the Servicer under the Servicing Agreement, the amounts required to be paid to the Bank Collateral Agent as provided in subsection (e)(i) above and the amounts required to be paid to the Loan Agent and the Banks as provided in subsections (e)(iii) and (iv) above, the Servicer, the Bank Collateral Agent, the Loan Agent and the Banks shall be entitled to receive distributions in respect of the applicable deficiency from amounts retained on deposit in the Collateral Account in respect of the Specified Collateral Account Balance. Distributions pursuant to this subsection (f) shall be made in the same order of priority as distributions pursuant to
      Section 5(e).

            (g) On each Distribution Date, if the amount of the Collateral Account (after giving effect to all payments to be made from such Account pursuant to Section 5(e) on such Date) is less than the Specified Collateral Account Balance for such Distribution Date, the Bank Collateral Agent, after payment of any amounts required to be distributed to the Bank Collateral Agent, the Loan Agent, the Banks and the Servicer pursuant to
      Section 5(f), shall withhold from amounts otherwise distributable to the Grantor and not otherwise distributed to the Bank Collateral Agent, the Loan Agent, the Banks or the Servicer all such amounts, or such lesser amounts as are sufficient to restore the amount in the Collateral Account to the Specified Collateral Account Balance. If the amount of the Collateral Account (after taking into account any withdrawals therefrom pursuant to Section 5(f)) is greater than the Specified Collateral Account Balance for such Distribution Date, the Bank Collateral Agent shall release and shall distribute the amount of the excess to the Grantor; provided that amounts otherwise distributable to the Grantor shall instead be retained in the Collateral Account if a Default or Event of Default has occurred and is continuing.

            (h) On the last day of any Interest Period with respect to a LIBOR Rate Advance or an Agreed Rate Advance and at the direction of the Loan Agent, the Bank Collateral Agent shall distribute amounts due and owing to the Banks in respect of interest on the Advances to the Loan Agent for distribution to the Banks.

      SECTION 6. PLEDGE AND GRANT OF SECURITY INTEREST. The Grantor hereby pledges, transfers and assigns to the Bank Collateral Agent for the benefit of the Loan Agent and the Banks, and grants to the Bank Collateral Agent for the benefit of the Loan Agent and the Banks, a security interest in and to, and a first priority lien upon, its property described in clauses (a)-(h) of this
Section 6 (the "COLLATERAL"), whether now owned or hereafter acquired,

            (a) all accounts, chattel paper and instruments, including, without limitation, the Receivables and all monies due thereon;

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            (b) the Liens and security interests in the Financed Vehicles and any accessions thereto granted by Obligors pursuant to the Receivables;

            (c) any proceeds from claims on, and rights under, any physical damage, credit life, credit disability or other insurance policies covering Financed Vehicles or Obligors;

            (d) the Purchase Agreement, including the right of the Grantor to cause First Investors to repurchase Receivables from the Grantor under certain circumstances, and the Servicing Agreement;

            (e) all proceeds from claims on, and rights under, the ALPI Insurance, VSI Insurance and GAP Insurance related to the Receivables;

            (f) certain rebates of premiums and other amounts relating to insurance policies and other items financed under the Receivables;

            (g) all right, title and interest of the Grantor, if any, in and to the Collateral Account and the Escrow Account and in all funds deposited in such accounts from time to time, and all investments and securities held in such accounts in accordance with the provisions hereof and all rights, entitlements and benefits thereto; and

            (h) the proceeds, in cash or otherwise, of any or all of the foregoing (including, without limitation, the proceeds of any sale or other disposition of such Collateral and all insurance proceeds of any kind paid at any time in connection with such Collateral), all Liens (whether possessory, contractual, statutory or otherwise) with respect to such Collateral, and all rights, remedies and claims (whether in the nature of indemnities, warranties, guaranties or otherwise) of Grantor with respect to such Collateral including without limitation, the right of Grantor to bring suit to enforce its rights with respect to such Collateral, in any case whether now existing or hereafter at any time or from time to time arising.

The pledge of proceeds in this Agreement does not authorize the Grantor to sell, dispose of or otherwise use the Collateral in any manner not specifically authorized by this Agreement.

      SECTION 7. SECURITY FOR OBLIGATION. This Agreement secures the prompt and complete (a) payment of all obligations of Grantor to the Loan Agent and to any or each Bank now or hereafter existing under this Agreement, the Notes, the Credit Agreement and the other Loan Documents to which Grantor is a party, as each may be modified, amended, extended or renewed from time to time; and (b) performance and observance by Grantor of all covenants and conditions contained in the Loan Documents to which it is a party, as each may be modified, amended, extended or renewed from time to time (including, without limitation, the covenants and conditions contained herein) (all such obligations, covenants and conditions described in the foregoing clauses (a) and (b), whether for principal, interest, fees, expenses or otherwise, being hereinafter collectively referred to as the "OBLIGATIONS").

      SECTION 8. GRANTOR REMAINS LIABLE. Anything herein to the contrary notwithstanding, (a) Grantor shall remain liable under the contracts and agreements included in the Collateral to the

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extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed; (b) the exercise by the Bank Collateral Agent, the Loan Agent or any Bank of any of the rights hereunder shall not release Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral; and (c) the Bank Collateral Agent, the Loan Agent or any Bank shall not have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement, nor shall the Bank Collateral Agent, the Loan Agent or any Bank be obligated to perform any of the obligations or duties of Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

      SECTION 9. REPRESENTATIONS AND WARRANTIES OF GRANTOR. Grantor hereby represents and warrants as follows:

            (a) Not later than the Effective Date, Grantor shall deliver to the Bank Collateral Agent a completed Perfection Certificate in the form attached hereto as Schedule I. The information set forth therein shall be true and complete. If the Bank Collateral Agent is requested to do so by the Loan Agent, Grantor shall reimburse the Bank Collateral Agent for the cost and expense of obtaining file search reports from each filing office in which financing statements should be filed to perfect the security interest created hereby, evidencing such filing.

            (b) The principal place of business and chief executive office of the Grantor is located at its address shown on Schedule I or at such other location in any jurisdiction where all actions required by Section 13 shall have been taken.

            (c) All records concerning Grantor's Receivables and all originals of all chattel paper which evidence Receivables are in the possession of the Servicer as set forth on Schedule 1, or are at such other location in any jurisdiction where all actions required by Section 13 shall have been taken.

            (d) Grantor owns the Collateral free and clear of any Lien, except for Permitted Liens. Except with respect to Permitted Liens, no effective financing statement or other instrument similar in effect covering all or any part of the Collateral is or will be on file in any recording office, except as may be filed in favor of the Bank Collateral Agent for the benefit of the Loan Agent and the Banks relating to this Agreement and except as may be on file naming the Prior Bank Collateral Agent as secured party (such filed financing statements to be assigned to the Bank Collateral Agent on the Effective Date).

            (e) Other than the filings and other actions described herein to perfect the security interests created by this Agreement, no authorization, approval or other action by, and no notice to or filing with, any Governmental Authority is required(i) for the due execution, delivery and performance of this Agreement by Grantor, and the other documents and instruments executed in connection herewith; (ii) for the grant by Grantor of the security interests granted hereby; (iii) for the perfection of the security interests granted hereby; or (iv) for the exercise by the Bank Collateral Agent and the Loan Agent and the Banks of their rights and remedies hereunder.

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            (f) This Agreement is, and all other documents and instruments executed in connection therewith, when delivered will be legal, valid and binding obligations of Grantor enforceable against Grantor in accordance with their respective terms, except as enforceability may be (i) limited by applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws of general application relating to the enforcement of creditors' rights generally and (ii) subject to the general effect of general principles of equity.

            (g) None of the Obligors on any of Grantor's Receivables is a Governmental Authority.

            (h) Upon the making of all filings and the taking of all other actions necessary to perfect the security interests created hereby, including without limitation, those actions specified in Section 13 below, this Agreement will create a valid first priority security interest in the Collateral (subject only to Permitted Liens), securing the payment of the Obligations.

            (i) Neither Grantor nor its predecessors has performed any acts which might prevent the Bank Collateral Agent, the Loan Agent or the Banks from enforcing any of the terms of this Agreement or which would limit the Loan Agent and the Banks in any such enforcement.

      SECTION 10. COVENANTS: Grantor hereby covenants as follows:

            (a) Grantor shall keep its principal place of business and chief executive office and the offices where it keeps records concerning the Receivables, and all originals of all chattel paper which evidence Receivables, at the location or locations therefor specified in Section 9(b) or at such other locations in jurisdictions where all actions required by Section 13 shall have been taken with respect to the Receivables.

            (b) Grantor, either directly or through an agent, including, without limitation, the Servicer, shall, except as otherwise provided in this subsection, continue to collect, at the Grantor's expense, all amounts due or to become due to it under the Receivables. In connection with such collections, Grantor may take or cause to be taken (and, at the Bank Collateral Agent's direction, shall take or cause to be taken) such action as Grantor or the Bank Collateral Agent or the Banks may deem necessary or advisable to enforce collection of the Receivables. Upon the occurrence and during the continuance of an Event of Default, the Bank Collateral Agent shall have the right to notify the Servicer and to direct the Servicer to deliver all amounts due or to become due to Grantor under the Receivables directly to the Bank Collateral Agent and, at the expense of Grantor, to direct the Servicer to enforce collection of any such Receivables, and to adjust, settle or compromise the amount or payment thereof in the same manner and to the same extent as Grantor might have done. After the occurrence and during the continuation of an Event of Default, all amounts and proceeds (including instruments) received by or for the account of Grantor in respect of the Receivables shall be received in trust for the benefit of the Bank Collateral Agent hereunder, shall be segregated from other funds of or for the account of Grantor and shall be forthwith paid over to the Bank Collateral Agent in the same form as so received (with any necessary endorsement) to be held as cash collateral and applied as provided by Section 18.

            (c) Grantor shall not sell, discount or otherwise transfer, whether with or without recourse, any notes or Receivables, other than (i) in the ordinary course of business for the collection of delinquent notes or Receivables or (ii) to First Investors pursuant to and in compliance with the provisions of Section 7.04 of the Credit Agreement.

            (d) Grantor shall not change its name, identity or corporate structure in any manner which might make any financing or continuation statement filed hereunder seriously misleading within the meaning of
      Section 9.402 of the UCC (or any other then applicable provision of the UCC or any other provision of law in effect in any applicable jurisdiction) unless Grantor shall have given the Bank Collateral Agent at least thirty (30) days prior written notice thereof and shall have taken all action (or made arrangements to take such action substantially simultaneously with such change if it is impossible to take such action in advance) necessary or reasonably requested by the Bank Collateral Agent to amend such financing statement or continuation statement so that it is not seriously misleading.

            (e) Except as may be permitted by the Credit Agreement, Grantor shall not sell, assign or otherwise dispose of any of the Collateral, or create or suffer to exist any Lien upon or with respect to any of the Collateral.

            (f) Subject to the provisions of the Servicing Agreement, the Grantor agrees to clearly and unambiguously mark its general ledger and all accounting records and documents and all computer tapes and records to show that the Receivables have been pledged to the Bank Collateral Agent hereunder. In connection with the grant of the security interest pursuant to Section 6, the Grantor agrees to direct the Servicer to indicate, on or prior to the Effective Date, clearly and unambiguously in the Servicer's computer files, and in any of the Grantor's files in possession of the Servicer, that the Receivables have been pledged to the Bank Collateral Agent pursuant to this Agreement. The Grantor agrees to direct the Servicer, by the end of each Collection Period, to indicate clearly and unambiguously in its computer files that such Receivables have been pledged to the Bank Collateral Agent pursuant to this Agreement.

      SECTION 11. LIMITATIONS ON REMEDIES. The Bank Collateral Agent shall have no rights hereunder to, and shall not, make any cash payments or other transfer to or on behalf of the Grantor, the Loan Agent, the Banks or any other Person except as specifically set forth herein.

      SECTION 12. THE GRANTOR TO BE OWNER OF COLLATERAL FOR TAX PURPOSES. The Grantor shall be the owner of the Collateral Account for federal income tax purposes and all state and local income tax purposes, and, for such purposes, all income resulting from such ownership shall be for the account of the Grantor. The Grantor shall be solely responsible for preparing and filing all federal, state and local income tax returns relating to the ownership of the Collateral.

      SECTION 13. CONTINUATION STATEMENTS; FURTHER ASSURANCES. The Grantor authorizes the Loan Agent to file financing statements (including without limitation, Form UCC-1 or Form UCC-3, as the case may be) and such other security documents to be executed by Grantor in such offices and locations as are necessary in the opinion of the Loan Agent to perfect the security interests granted herein. The Loan Agent is authorized to and shall file or cause to be filed all necessary continuation statements for any financing statements relating to the Collateral that were filed on or prior to the Effective Date. The Grantor shall execute any such continuation statements. The Loan Agent shall cause the Grantor to take, and the Grantor shall take, at the expense of the Grantor, at any time and from time to time, any additional action required by the Loan Agent or by the Majority Banks in order to perfect, preserve and protect the first priority security interest granted or purported to be granted hereby. Any such requirement shall be evidenced by written direction of the Loan Agent or the Majority Banks (as the case may be) delivered to the Grantor. Without limiting the generality of the foregoing, the Grantor shall execute and file such financing statements, or amendments thereto, continuation statements, and such other instruments, documents or notices, as may be necessary in order to perfect, preserve and protect the first priority security interest granted or purported to be granted hereby.

      SECTION 14. APPOINTMENT OF BANK COLLATERAL AGENT. Each of the Loan Agent and the Banks hereby appoints the Bank Collateral Agent to act as its paying agent and collateral agent hereunder, and the Grantor hereby appoints the Bank Collateral Agent to act as its paying agent hereunder. The Bank Collateral Agent hereby accepts its duties as paying agent and collateral agent hereunder for the Loan Agent, the Banks and the Grantor.

      SECTION 15. BANK COLLATERAL AGENT APPOINTED ATTORNEY-IN-FACT. Grantor hereby irrevocably appoints the Bank Collateral Agent Grantor's attorney-in-fact, effective upon and during the continuance of an Event of Default, with full authority in the place and stead of Grantor and in the name of Grantor, the Bank Collateral Agent or otherwise, from time to time in the Bank Collateral Agent's discretion, to take any action and to execute any instrument, or to cause the Servicer to take any action or execute any instrument, which the Bank Collateral Agent, the Loan Agent or the Majority Banks may deem necessary or advisable to accomplish the purposes of this Agreement, including without limitation:

            (a) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for amounts due and to become due under or in respect of any of the Collateral,

            (b) to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with clause (a) above, and

            (c) to file any claims or take any action or institute any proceedings which the Bank Collateral Agent, the Loan Agent or the Majority Banks may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Loan Agent, the Banks and the Bank Collateral Agent with respect to any of the Collateral.

      SECTION 16. BANK COLLATERAL AGENT MAY PERFORM. If Grantor fails to perform any agreement contained herein, the Bank Collateral Agent may itself perform, or cause performance of, such agreement, and the reasonable expenses of the Bank Collateral Agent incurred in connection therewith shall be payable by Grantor as set forth in Section 19.

      SECTION 17. THE BANK COLLATERAL AGENT'S DUTIES. The powers conferred on the Loan Agent and the Banks hereunder are solely to protect their interest in the Collateral and shall not impose any duty upon the Loan Agent or any Bank to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for amounts actually received by it hereunder, neither the Bank Collateral Agent, the Loan Agent nor any Bank shall have any duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. The Bank Collateral Agent shall promptly deliver to the Loan Agent a copy of any notice received by it from the Servicer or the Grantor under the Servicing Agreement and shall provide to the Loan Agent on a weekly basis a revised cumulative exception report with respect to all of the Custodian Files substantially in the form of Exhibit 1 hereto. For purposes of this provision, the term "Custodian Files" shall have the meaning ascribed to it in the Servicing Agreement.

      SECTION 18. REMEDIES.

            (a) Upon the occurrence of a Default or an Event of Default, the Loan Agent shall send notice of such Default or Event of Default to the Bank Collateral Agent and to the Grantor. The Bank Collateral Agent may exercise in respect of the Collateral and at the direction of the Loan Agent on behalf of the Banks, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Collateral) and in addition thereto and cumulative thereof, the following rights: the right to sell, lease or otherwise dispose of the Collateral and the right to take possession of the Collateral, and for that purpose, the Bank Collateral Agent may enter upon any premises on which the Collateral may be situated and remove the same therefrom and/or may render the Collateral inoperable; the Bank Collateral Agent may require Grantor to, and Grantor hereby agrees that it will, at its expense and upon the request of the Bank Collateral Agent, forthwith assemble all or part of the Collateral and all documents relating to the Collateral as directed by the Bank Collateral Agent and make the Collateral available to the Bank Collateral Agent at a place to be designated by the Bank Collateral Agent; without notice except as specified below, sell the Collateral in one or more parcels at public or private sale, at any of the Bank Collateral Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Bank Collateral Agent may deem commercially reasonable. Grantor agrees that, to the extent notice of sale shall be required by law, at least ten
      (10) days' notice to Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Bank Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Bank Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

            (b) All cash proceeds received by the Bank Collateral Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may (and shall at the direction of the Grantor) be held by the Bank Collateral Agent as collateral for, and/or then or at any time thereafter delivered to the Loan Agent to be applied in whole or in part by the Loan Agent against, the Obligations and any amounts owing to the Bank Collateral Agent in such order as the Loan Agent shall elect. Any surplus of such cash or cash proceeds and interest accrued thereon, if any, held by the Bank Collateral Agent or the Loan Agent and remaining after payment in full of all of the Obligations shall be paid over to the Grantor or to whomsoever may be lawfully entitled to receive such surplus; provided that the Bank Collateral Agent and the Loan Agent shall have no obligation to invest or otherwise pay interest on any amounts held by it in connection with or pursuant to this Agreement.

            (c) All rights and remedies of the Bank Collateral Agent, the Loan Agent and the Banks expressed herein are in addition to all other rights and remedies possessed by the Bank Collateral Agent, the Loan Agent and the Banks in the Credit Agreement, the Notes, the other Loan Documents and any other agreement or instrument relating to the Obligations.

      SECTION 19. CERTAIN MATTERS REGARDING THE BANK COLLATERAL AGENT.

            (a) The Bank Collateral Agent shall examine any directions, notices or other communications received from the Grantor, any Bank or the Loan Agent to determine if such directions, notices or other communications appear on their face to have been made in accordance with, and to substantially conform otherwise to, the requirements of this Agreement. As long as the Bank Collateral Agent has acted in good faith and has not been negligent in making the determinations required by this subsection, the Bank Collateral Agent may conclusively rely on any such directions, notices or other communications and shall incur no liability hereunder for complying with, or assuming the truth of the statements contained in, any such direction, notice or other communication. The Bank Collateral Agent shall be obligated only for the performance of such duties as are specifically set forth in the Agreement and shall not be liable for any action taken or omitted by it in good faith, believed by it to be authorized hereby or for any action taken or omitted by it in accordance with the advice of counsel.

            (b) The Bank Collateral Agent in its individual or any other capacity may become the owner or pledgee of the Notes with the same rights it would have if it were not the Bank Collateral Agent.

            (c) The Grantor covenants and agrees to pay, from its own funds, to the Bank Collateral Agent, and the Bank Collateral Agent shall be entitled to, compensation for all services rendered by it in the exercise and performance of any of its duties hereunder in the form of a fee in an amount determined in accordance with Schedule II hereto, payable monthly on each Distribution Date during the terms of this Agreement, and the Grantor will pay (out of its own funds) or reimburse the Bank Collateral Agent, to the extent requested by the Bank Collateral Agent, as the case may be, for all reasonable expenses, disbursements and advances incurred or made by the Bank Collateral Agent in accordance with any of the provisions of this Agreement, the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ, except any such expense, disbursement or advance as may arise from its gross negligence, willful misconduct or bad faith; provided that the Grantor's obligations under this Section 19(c) may be satisfied by the making of distributions to the Bank Collateral Agent under Section 5(e) hereof. The

      Grantor also covenants and agrees to indemnify (out of its own funds) the Bank Collateral Agent for, and to hold the Bank Collateral Agent harmless against, any loss, liability or expense incurred without gross negligence, willful misconduct or bad faith on the part of the Bank Collateral Agent, arising out of or in connection with the acceptance or administration of this Agreement, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its duties hereunder. The covenants in this subsection (c) shall survive the termination of this Agreement. To the extent the foregoing indemnity contemplates indemnification of the Bank Collateral Agent for its own negligent acts or omissions under certain circumstances, that is the express intent of the parties;

            (d) There shall at all times be a Bank Collateral Agent hereunder which shall be either (i) Wells Fargo Bank Minnesota, National Association ("WELLS FARGO") or any other Person into which Wells Fargo is merged or consolidated or to which substantially all of the properties and assets of Wells Fargo are transferred as an entirety, provided that such other Person has accepted appointment as Bank Collateral Agent under this Agreement in accordance with subsection (f), and provided further, that such entity is not an Affiliate of the Grantor, is authorized to exercise corporate trust powers under the laws of the United States of America, any State thereof or the District of Columbia and has all necessary trust powers to perform its obligations hereunder, or (ii) a corporation or banking association organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $100,000,000 and subject to supervision or examination by Federal or State authority, provided, however, that such institution is not an Affiliate of the Grantor and is acceptable to the Loan Agent and the Banks, further provided that such institution may be Bank of America, N.A. If the corporation or banking association referred to in clause (ii) of the previous sentence publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this subsection, the combined capital and surplus of such corporation or banking association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Bank Collateral Agent shall cease to be eligible in accordance with the provisions of this subsection, it shall resign immediately in the manner and with the effect hereinafter specified in this Section.

            (e) The Bank Collateral Agent at any time may resign and be discharged from the agency and trusts hereby created by giving written notice thereof to the Grantor and the Loan Agent. Upon receiving such notice of resignation, the Loan Agent on behalf of itself and the Banks promptly shall appoint a successor Bank Collateral Agent reasonably acceptable to the Majority Banks and, unless a Default or Event of Default has occurred and is continuing to the Grantor by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Bank Collateral Agent and one copy to the successor Bank Collateral Agent. Photocopies of such instrument shall also be delivered to the Grantor. If no successor Bank Collateral Agent shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Bank Collateral Agent may petition any court of competent jurisdiction for the appointment of a successor Bank Collateral Agent reasonably acceptable to the Loan Agent, the Majority Banks and, unless a Default or Event of Default shall have occurred and is continuing, the Grantor.

            If at any time the Bank Collateral Agent shall cease to be eligible in accordance with the provisions of subsection (d) and shall fail to resign after written request therefor by the Loan Agent, or if at any time the Bank Collateral Agent shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Bank Collateral Agent or of its property shall be appointed, or any public officer shall take charge or control of the Bank Collateral Agent or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, or if a Default or an Event of Default shall have occurred and is continuing, or if the Borrower shall determine to remove the Bank Collateral Agent for any purpose, subject to the consent of the Loan Agent, and the Bank Collateral Agent shall fail to resign within 30 days after written request therefor by the Borrower, then the Loan Agent may remove the Bank Collateral Agent and appoint a successor Bank Collateral Agent reasonably acceptable to the Loan Agent, the Majority Banks and, unless a Default or Event of Default shall have occurred and is continuing, the Grantor by written instrument, in duplicate, one copy of which instrument shall be delivered to the Bank Collateral Agent so removed and one copy to the successor Bank Collateral Agent. Photocopies of such instrument shall also be delivered to the Grantor.

            Both any resignation or removal of the Bank Collateral Agent and the appointment of a successor pursuant to any of the provisions of this Section shall become effective only upon acceptance of appointment by the successor as provided in subsection (f).

            (f) Any successor Bank Collateral Agent appointed as provided in subsection (e) shall execute, acknowledge and deliver to the Grantor, to the Loan Agent and to its predecessor Bank Collateral Agent an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Bank Collateral Agent shall become effective and such successor Bank Collateral Agent, without any further action, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as Bank Collateral Agent herein. The predecessor Bank Collateral Agent shall transfer all amounts and Permitted Investments in the Collateral Account to the successor Bank Collateral Agent for deposit in the new Collateral Account and execute and deliver such instruments, and take such other actions, as reasonably may be required for more fully and certainly vesting and confirming in the successor Bank Collateral Agent all such rights, powers, duties and obligations.

            No successor Bank Collateral Agent shall accept appointment as provided in this Section unless at the time of such acceptance such successor Bank Collateral Agent shall be eligible under the provisions of subsection (d).

            Upon acceptance of appointment by a successor Bank Collateral Agent as provided in this Section, the Loan Agent shall mail notice of the succession of such Bank Collateral Agent hereunder to the Banks at their addresses as shown in the Register and to the Grantor. If the Loan Agent fails to mail such notice within 10 days after acceptance of appointment by the successor Bank Collateral Agent, the successor Bank Collateral Agent shall cause such notice to be mailed at the expense of the Loan Agent.

            (g) Any corporation into which the Bank Collateral Agent may be merged or converted or with which it may be consolidated or any corporation resulting from any merger, conversion or consolidation to which the Bank Collateral Agent shall be a party, or any corporation succeeding to the business of the Bank Collateral Agent, shall be the successor of the Bank Collateral Agent hereunder, provided such corporation shall be eligible under the provisions of subsection (d), without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

      SECTION 20. REPRESENTATIONS AND WARRANTIES OF BANK COLLATERAL AGENT. The Bank Collateral Agent shall make the following representations and warranties on which the Loan Agent, the Banks and the Grantor may rely:

            (a) The Bank Collateral Agent is a national banking association duly organized, validly existing, and in good standing under the laws of the United States of America;

            (b) The Bank Collateral Agent has full corporate power, authority and legal right to execute, deliver, and perform the Agreement, and shall have taken all necessary action to authorize the execution, delivery, and performance by it of the Agreement;

            (c) The Agreement shall have been duly executed and delivered by the Bank Collateral Agent; and

            (d) The Agreement shall constitute a legal, valid and binding obligation of the Bank Collateral Agent enforceable in accordance with its terms subject as to the enforcement of remedies (i) to applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors' rights generally and (ii) to general principles of equity (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law).

      SECTION 21. LIMITATION ON RIGHTS OF LOAN AGENT AND BANKS. The Loan Agent and the Banks shall not have any rights by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Loan Agent or Bank previously shall have given to the Bank Collateral Agent a written notice of default and of the continuance thereof, and unless also the Majority Banks shall have made written request upon the Bank Collateral Agent to institute such action, suit or proceeding in its own name as Bank Collateral Agent hereunder and shall have offered to the Bank Collateral Agent such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Bank Collateral Agent, for thirty (30) days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding, it being understood and intended, and being covenanted expressly by each of the Loan Agent and the Banks with each other and the Bank Collateral Agent, that no one or more of the Loan Agent and the Banks shall have any right in any manner whatever by virtue of any provision of this

Agreement to affect, disturb or prejudice the rights of any other of the Loan Agent and the Banks, or to obtain or seek to obtain priority over or preference to any such other, or to enforce any right under this Agreement. For the protection and enforcement of the provisions of this Section, each of the Loan Agent, the Banks and the Bank Collateral Agent shall be entitled to such relief as can be given either at law or in equity.

      SECTION 22. AMENDMENT. No amendment or waiver of any provision of this Agreement, nor consent to any departure herefrom, shall in any event be effective unless the same shall be in writing and signed by the Majority Banks; provided, however, that no such amendment shall (i) effectively reduce in any manner the amount of, or delay the timing of, the amounts to be distributed to the Loan Agent and the Banks; (ii) reduce the aforesaid percentage of Banks which are required to consent to any such amendment; or (iii) reduce the Specified Collateral Account Balance, without in each such case the consent of all Banks.

      SECTION 23. SECURITY INTEREST ABSOLUTE. All rights of the Bank Collateral Agent and the Loan Agent and the Banks, all obligations of Grantor hereunder and the security interests hereunder, shall, to the extent permitted by applicable law, be absolute and unconditional, irrespective of:

            (a) any lack of validity or enforceability of the Credit Agreement, the Notes or any of the other Loan Documents or any other agreement or security document relating thereto or executed in connection with or pursuant to any Loan Document;

            (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations or any other amendment or waiver of or any consent to any departure from the Credit Agreement, the Notes or any of the other Loan Documents or any other agreement or security document relating thereto or executed in connection with or pursuant to any Loan Document;

            (c) any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Obligations; or

            (d) any other circumstance which might otherwise constitute a defense available to, or a discharge of, Grantor, or any other Person that is a party to any Loan Document in respect of the Obligations.

      SECTION 24. CONTINUING SECURITY INTEREST. This Agreement creates a continuing security interest in the Collateral and shall (a) remain in full force and effect until the termination of the obligations of the Banks to make Loans under the Credit Agreement and the payment in full of the Obligations; (b) be binding upon Grantor, its successors and assigns, provided that Grantor may not assign any of its rights or obligations under this Agreement without the prior written consent of the Banks; and (c) inure to the benefit of and be enforceable by the Bank Collateral Agent, the Loan Agent and the Banks and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), the Loan Agent and the Banks may assign or otherwise transfer any of their respective rights under this Agreement to any other Person in accordance with the terms and provisions of Section 10.07 of the Credit Agreement, and to the extent of such assignment or transfer such Person shall thereupon become vested with all the benefits in respect thereof granted herein or otherwise to the Loan Agent or the Banks, as the case may be. Upon the termination of the obligations of the Banks to make Loans under the Credit Agreement and payment in full of the Obligations and all amounts owing to the Bank Collateral Agent, Grantor shall be entitled to the return, upon its request and at its expense, of such of the Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof. At any time and from time to time prior to such termination of the security interests, the Bank Collateral Agent may release any of the Collateral with the prior written consent of the Loan Agent and the Banks or as may be required hereby or by the Credit Agreement. Upon any such termination of the security interests or release of Collateral, the Bank Collateral Agent will, at the expense of Grantor, execute and deliver to Grantor such documents as Grantor shall reasonably request to evidence the termination of the security interests or the release of such Collateral, as the case may be. To the extent that the Bank Collateral Agent, the Loan Agent or any Bank receives any payment on account of the Obligations, or any proceeds of Collateral are applied on account of the Obligations, and any such payment or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, subordinated, required to be repaid to a trustee, receiver or any other person or entity under any bankruptcy act, state or federal law, common law or equitable cause, or recovered from the Bank Collateral Agent, the Loan Agent or any Bank for any other reason, then, to the extent of such payment or proceeds received, the Obligations or part thereof intended to be satisfied shall be revived and continue in full force and effect, as if such payment or proceeds had not been received by the Bank Collateral Agent, the Loan Agent or any Bank and applied on account of the Obligations, and the security interests shall continue to secure such Obligations, and all rights of Grantor in the Collateral shall be subject to such security interests.

      SECTION 25. WAIVER OF MARSHALLING. All rights of marshalling of assets of Grantor, including any such right with respect to the Collateral, are hereby waived by Grantor.

      SECTION 26. LIMITATION BY LAW. All rights, remedies and powers provided in this Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Agreement are intended to be subject to all applicable mandatory provisions of law which may be controlling and to be limited to the extent necessary so that they will not render this Agreement invalid, unenforceable, in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable law.

      SECTION 27. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties contained in this Agreement or made in writing by or on behalf of Grantor in connection herewith, shall survive the execution and delivery of this Agreement until 365 or 366 days, as the case may be, after the date on which the Commitment of the Banks to make Loans under the Credit Agreement has been terminated and the Obligations have been paid in full. Any investigation by any of the Loan Agent or the Banks shall not diminish in any respect whatsoever their rights to rely on such representations and warranties.

      SECTION 28. SEVERABILITY. The invalidity of any one or more covenants, phrases, clauses, sentences or paragraphs of this Agreement shall not affect the remaining portions of this Agreement, or any part thereof, and in case of any such invalidity, this Agreement shall be construed as if such invalid covenants, phrases, clauses, sentences or paragraphs had not been inserted.

      SECTION 29. CAPTIONS. The captions this Agreement have been inserted for convenience only and shall be given no substantive meaning or significance whatever in construing the terms and provisions of this Agreement.

      SECTION 30. NO WAIVER; CUMULATIVE REMEDIES. No failure on the part of the Bank Collateral Agent, the Loan Agent or any Bank to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

      SECTION 31. EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

      SECTION 32. GOVERNING LAW; SUBMISSION TO JURISDICTION.

            (A) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

            (B) THE GRANTOR IRREVOCABLY AND UNCONDITIONALLY:

            I. SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE NON-EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF TEXAS, THE COURTS OF THE UNITED STATES OF AMERICA FOR THE NORTHERN DISTRICT OF TEXAS, AND APPELLATE COURTS FROM ANY THEREOF;

            II. WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME;

            III. AGREES THAT SERVICE OF PROCESS IN ANY SUCH LEGAL ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING OF A COPY THEREOF (BY REGISTERED OR CERTIFIED MAIL OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL POSTAGE PREPAID) TO THE GRANTOR AT 675 BERING, SUITE 710, HOUSTON, TEXAS 77057, OR AT SUCH OTHER ADDRESS OF

                  WHICH THE BANK COLLATERAL AGENT SHALL HAVE BEEN NOTIFIED IN WRITING PURSUANT TO SECTION 34.

            IV. NOTWITHSTANDING THE FOREGOING, NOTHING HEREIN SHALL IN ANYWAY AFFECT THE RIGHT OF THE BANK COLLATERAL AGENT, THE LOAN AGENT OR ANY BANK OR THE GRANTOR TO BRING ANY ACTION ARISING OUT OF OR RELATING TO THE NOTES OR THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COMPETENT COURT ELSEWHERE HAVING JURISDICTION OVER THE GRANTOR, THE BANK COLLATERAL AGENT, THE LOAN AGENT OR ANY BANK, AS THE CASE MAY BE, OR ITS PROPERTY.

      SECTION 33. WAIVER OF JURY TRIAL. EACH OF THE BANK COLLATERAL AGENT, THE GRANTOR, THE LOAN AGENT AND THE BANKS HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

      SECTION 34. NOTICES. All directions, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at, or, if a telecopy number is provided, telecopied (with transmission confirmed by telephone) to, or mailed by first class or registered mail, postage prepaid, to (i) in the case of the Grantor, 675 Bering, Suite 7 10, Houston, Texas 77057, Attention: President, Telephone: (713) 977-2600,
Telecopy: (713) 977-2630, (ii) in the case of the Bank Collateral Agent, Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479-0070, Attention:
Corporate Trust Services, Telephone: (612) 667-3539, Telecopy: (612) 667-1117 [confirm]; (iii) in the case of the Loan Agent, 901 Main Street, 66th Floor, Dallas, Texas 75201, Attention: Elizabeth Kurilecz, Telephone: (214) 209-0975,
Telecopy: (214) 508-0604 [CONFIRM]; and (iv) to any Bank, at the address set forth under the heading "Domestic Lending Office" on the signature pages of the Credit Agreement. Any such address or telephone or telecopy number may be changed by the applicable Person by written notice to each other Person referred to in clauses (i) through (iv).

      SECTION 35. MERGER AND INTEGRATION OF DOCUMENTS. Except as specifically stated otherwise herein, this Agreement and the other Loan Documents set forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement and such Loan Documents. This Agreement may not be modified, amended, waived or supplemented except as provided herein.

      SECTION 36. NO INSOLVENCY PETITION AGAINST GRANTOR. The Bank Collateral Agent hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of the Obligations, it will not institute against, or join any other Person in instituting against, the Grantor any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy or similar law. This
Section 36 shall survive the termination of this Agreement.

      SECTION 37. BANK COLLATERAL AGENT AS PLEDGEE IN POSSESSION. Throughout the term of this Agreement, the Bank Collateral Agent shall be a pledgee in possession of the funds in the Collateral Account and shall have sole dominion and control over the Collateral Account and the sole and exclusive right to withdraw or transfer such funds in accordance with the express terms of this Agreement, and the Grantor hereby appoints the Bank Collateral Agent to be the true and lawful attorney of the Grantor for the purpose of making any such withdrawal or transfer of such funds from the Collateral Account.

      IN WITNESS WHEREOF, the parties hereto, by their officers duly authorized, have executed this Agreement as of the date first above written.

                                       F.I.R.C., INC., a Delaware corporation

                                       By: _____________________________________
                                               Tommy A. Moore, Jr.
                                               President

                                             WELLS FARGO BANK MINNESOTA,NATIONAL
                                             ASSOCIATION, (f/k/a Norwest Bank
                                             Minnesota, National Association) as
                                             Bank Collateral Agent for the Loan
                                             Agent and the Banks

                                             By: _______________________________
                                             Name: _____________________________
                                             Title: ____________________________

                                             BANK OF AMERICA, N.A. (SUCCESSOR
                                             IN INTEREST TO NATIONSBANK, N.A.),
                                             as Loan Agent and a Bank

                                             By: _______________________________
                                             Name: _____________________________
                                             Title: ____________________________

                                   SCHEDULE I
                                       TO
                           THIRD AMENDED AND RESTATED
                          COLLATERAL SECURITY AGREEMENT

                             PERFECTION CERTIFICATE

      The undersigned, the President of F.I.R.C., Inc., a Delaware corporation (the "Grantor"), hereby certifies with reference to the Third Amended and Restated Collateral Security Agreement (terms defined therein being used herein as therein defined) dated as of November 15, 2000, between the Grantor and Wells Fargo Bank Minnesota, National Association, as Bank Collateral Agent for the benefit of Bank of America, N.A, as agent (in such capacity, the "Loan Agent") and the financial institutions (the "Banks") now or hereafter a party to the Credit Agreement, to the Bank Collateral Agent, the Loan Agent and the Banks as follows:

      1. NAMES. (a) The exact corporate name of the Grantor as it appears in its certificate of incorporation is as follows:

                                 F.I.R.C., INC.

      (b) The following is a list of all other names (including trade names or similar appellations) used by the Grantor or any of its predecessors, divisions or other business units at any time during the past five years:

                                      NONE

      (c) Assumed names which are or may be used prospectively are:

                                      NONE

      2. CURRENT LOCATIONS. (a) The chief executive office of the Grantor is and will be as of the Effective Date located at the following address:

      MAILING ADDRESS                                    STATE
      ---------------                                    -----
      675 Bering Drive, Suite 710                        Houston, Texas

      (b) The following are all the locations where the Grantor or any of its divisions or other business units maintains, or as of the Effective Date will maintain, any books or records relating to any Receivables:

      MAILING ADDRESS                 COUNTY/PARISH        STATE
      ---------------                 -------------        -----
      675 Bering Drive, Suite 710     Harris County        Houston, Texas

      Locations of Servicer are listed under Servicing Agreement (as defined in Credit Agreement).

      (c) The following are all the places of business of the Grantor not identified above:

      MAILING ADDRESS                 COUNTY/PARISH        STATE
      ---------------                 -------------        -----
      NONE

      3. PRIOR LOCATIONS. Set forth below is the information required by subparagraphs (a), (b) and (c) of paragraph 2 with respect to each location or place of business maintained by the Grantor or any of its predecessors, divisions or other business units at any time during the past five years:

      NAME OF ENTITY      MAILING ADDRESS      COUNTY/PARISH      STATE
      --------------      ---------------      -------------      -----
      NONE

      4. UNUSUAL TRANSACTIONS. All Receivables have been acquired by First Investors Financial Services, Inc. and sold to the Grantor pursuant to an Amended and Restated Purchase Agreement dated as of October 30, 1996, as amended.

      IN WITNESS WHEREOF, we have hereunto set our hands this _____ day of __________, 20____.


                                             F.I.R.C., INC.

                                             By: _______________________________
                                             Name: _____________________________
                                             Title: ____________________________

                                   SCHEDULE II
                                       TO
                           THIRD AMENDED AND RESTATED
                         COLLATERAL SECURITY AGREEMENT

                              COLLATERAL AGENT FEE

                                      SII-1